NEWSTATE HOLDINGS, INC.

156 W. 56th Street, Suite 2005
New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 20, 2001

TIME............................         10:00 a.m. local time on Thursday, December 20, 2001

PLACE...........................         Law Offices of Pitney, Hardin, Kipp & Szuch LLP
                                         711 Third Avenue
                                         New York, New York 10017

ITEMS OF BUSINESS...............         1.     To elect 3 directors.

                                         2.     Such other business as may properly come before the meeting.

RECORD DATE.....................         Stockholders of record at the close of business on Friday, November 16,
                                         2001 are entitled to notice of and to vote at the meeting.

ANNUAL REPORT...................         NewState's Form 10-KSB for the fiscal year ending March 31, 2001, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING....................         You may vote by mail or in person at the Annual Meeting. You may revoke your proxy at any time prior to its exercise by delivering to NewState
                                         Holdings, Inc. a later-dated proxy or written notice of revocation.

November 20, 2001

IMPORTANT - PLEASE RETURN YOUR PROXY PROMPTLY

NEWSTATE HOLDINGS, INC.

156 W. 56th Street, Suite 2005
New York, New York 10019

PROXY STATEMENT

Dated November 20, 2001

GENERAL PROXY STATEMENT INFORMATION

        We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of NewState Holdings, Inc. for use at NewState’s annual meeting of stockholders and at any adjournment of the meeting. You are cordially invited to attend this meeting, which will be held at the offices of Pitney, Hardin, Kipp & Szuch LLP, 711 Third Avenue, New York, New York 10017 on Thursday, December 20, 2001 at 10:00 a.m. local time. This proxy statement is first being mailed to stockholders on November 20, 2001.

Proxies

        Your vote is important.

        Because many stockholders cannot attend the meeting in person, it is necessary that a large number be represented by proxy. Any stockholder of record giving a proxy has the right to attend and to vote at the meeting in person.

Stockholders Entitled to Vote

        The record date for determining stockholders entitled to notice of, and to vote at, the meeting is November 16, 2001. Only stockholders of record as of that date will be entitled to notice of, and to vote at, the meeting.

        On the record date, there were 11,508,684 shares of common stock, $0.01 par value, outstanding and eligible to be voted at the meeting. Each share of common stock is entitled to one vote per share.

How to Vote Your Shares

        Your vote is important and you are encouraged to vote your shares promptly.

        Each proxy submitted will be voted as directed. However, if a proxy solicited by the Board of Directors does not specify how it is to be voted, it will be voted as the Board recommends - that is, FOR the election of the 3 nominees for director named in this proxy statement. If any other matters are properly presented at the meeting for consideration that are not described in this proxy statement, the proxies will use their own judgement to determine how to vote your shares. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the meeting.

        You may vote your shares by mail. To vote by mail, please date, sign, and mail your proxy card in the envelope provided as soon as possible.

        Regardless of whether you elect to vote your shares by mail, you will be able to vote in person or revoke your proxy if you follow the instructions provided below in the section entitled "To Revoke Your Proxy Instructions."

        If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

To Revoke Your Proxy Instructions

        The method by which you vote will not limit your right to vote at the meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the meeting. If you submit a proxy and then wish to change your vote or vote in person at the meeting, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is exercised by delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later dated proxy or written revocation must be received before the meeting by the Secretary of NewState, Jin K. Kim, at 156 W. 56th Street, Suite 2005, New York, New York 10019, or it must be delivered to the Secretary of the meeting before proxies are voted. You will be able to change your vote as many times as you wish and the last vote received chronologically will supercede any prior votes.

Required Vote

        Directors will be elected by a plurality of the votes cast at the meeting. At the meeting, an inspector of election will tabulate ballots cast by stockholders present and voting in person and votes cast by proxy. Under applicable state law and NewState’s Certificate of Incorporation and By-laws, abstentions and broker non-votes are counted for purposes of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a stockholder meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote.

        All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the four nominees named in this proxy statement unless the stockholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters in their discretion.

Solicitation of Proxies

        This proxy solicitation is being made by the Board of Directors of NewState and the cost of the solicitation will be paid by NewState. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by officers, directors and employees of NewState who will not be paid for solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation material to the beneficial owners of shares held of record by such persons, and NewState will reimburse them for their reasonable expenses incurred in forwarding the materials.

Stockholder Proposals

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders who intend to submit proposals at the 2002 annual meeting must submit such proposals to the Secretary of NewState no later than July 23, 2002 in order for them to be included in the proxy statement and the form of proxy to be distributed by the Board in connection with that meeting.

        If a stockholder wishes to have a proposal considered at the 2002 annual meeting but does not utilize the process set forth in Rule 14a-8, Rule 14a-4(c) controls the timely filing of such proposals. Under Rule 14a-4(c), a stockholder proposal for the 2002 annual meeting is not timely unless delivered to or mailed to the Secretary of NewState no later than October 5, 2002.

        It is recommended that stockholders submitting proposals or notices of proposals direct them to the Secretary of NewState and utilize certified mail-return receipt requested. Stockholders’ proposals should be submitted to NewState Holdings, Inc., 156 W. 56th Street, Suite 2005, New York, New York 10019 Attn: Secretary.

        If NewState changes its 2002 annual meeting date to a date more than 30 days from the date of its 2001 annual meeting, then the deadline referred to above will be changed to a reasonable time before NewState begins to print and mail its proxy materials. If NewState changes the date of its 2002 annual meeting in a manner that alters the deadline, NewState will so state under Item 5 of the first quarterly report on Form 10-QSB it files with the SEC after the date change, or will notify its stockholders by another reasonable method.

GOVERNANCE OF NEWSTATE

        Pursuant to Delaware corporation law and NewState’s Certificate of Incorporation and By-laws, the business and affairs of NewState are managed under the direction of the Board of Directors. Members of the Board are kept informed of NewState’s business through discussions with the Chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Ernest B. Kim, Chairman, President and Chief Executive Officer of NewState, also serves as a director of the NewState’s operating subsidiary in Korea, NewState Capital Co., Ltd.

Compensation of Directors

        Our inside directors do not currently receive cash compensation from NewState for their service as members of the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board meetings. Our outside directors receive $500 per month as compensation for service as members of the Board of Directors. We do not provide additional compensation for committee participation or special assignments of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires NewState’s directors and executive officers to file reports relating to their ownership and changes in ownership of NewState’s common stock with the Securities and Exchange Commission. Based on information provided by NewState’s directors and executive officers and a review of such reports, NewState believes that all required reports were filed on a timely basis during the 2000 fiscal year ending on March 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table and accompanying notes sets forth information regarding beneficial ownership of NewState common stock by all stockholders who own 5% or more of NewState’s common stock, by Mr. Ernest B. Kim, the only director and executive officer for whom individual information is required to be set forth in this proxy statement pursuant to the rules of the Securities and Exchange Commission, and by directors and all executive officers as a group. The ownership reflected in the table is accurate as of October 31, 2001. Beneficial ownership has been determined for purposes of completing this table in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

Beneficial Ownership of NewState Holdings, Inc. Common Stock

                                                                      AMOUNT AND NATURE OF           PERCENT
            NAME AND ADDRESS                                         BENEFICIAL OWNERSHIP (1)       OF CLASS
------------------------------------------------------        -----------------------------------   ----------

Ernest B. Kim                                                             1,630,000                     69%
c/o NewState Holdings, Inc.                                               Direct
156 W. Street, Suite 2005                                                 6,320,000
New York, NY 10019                                                        Indirect (2)

Misoo Kim                                                                 1,280,000                     69%
c/o NewState Holdings, Inc.                                               Direct
156 W. 56th Street, Suite 2005                                            6,670,000
New York, NY 10019                                                        Indirect (3)

The Andrew J. Kim Irrevocable Trust                                       1,680,000                     69%
c/o NewState Holdings, Inc.                                               Direct
156 W. 56th Street, Suite 2005                                            6,270,000
New York, NY 10019                                                        Indirect (4)

The Amy J. Kim Irrevocable Trust                                          1,680,000                     69%
c/o NewState Holdings, Inc.                                               Direct
156 W. 56th Street, Suite 2005                                            6,270,000
New York, NY 10019                                                        Indirect (5)

The Christine A. Kim Irrevocable Trust                                    1,680,000                     69%
c/o NewState Holdings, Inc.                                               Direct
156 W. 56th Street, Suite 2005                                            6,270,000
New York, NY 10019                                                        Indirect (6)

----------------------------------

(1)   Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. Beneficially owned shares also include shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2)  Mr. Kim is the Chairman of the Board, President and Chief Executive Officer of NewState. Mr. Kim's spouse, Misoo Kim, is the direct beneficial owner of 1,280,000 shares of NewState common stock. Three trusts established for the benefit of Mr. Kim's three children are each direct beneficial owners of 1,680,000 shares of NewState common stock. Misoo Kim is the trustee for each trust.

(3)  Mrs. Kim's spouse, Mr. Ernest B. Kim, is the direct beneficial owner of 1,630,000 shares of NewState common stock. Three trusts established for the benefit of Mrs. Kim's three children are each direct beneficial owners of 1,680,000 shares of NewState common stock. Mrs. Kim is the trustee for each trust.

(4)  Mr. Kim established this trust for the benefit of his son, Andrew J. Kim. His spouse, Misoo Kim, is the trustee. Mr. Kim is the direct beneficial owner of 1,630,000 shares of NewState common stock and Mrs. Kim is the direct beneficial owner of 1,280,000 shares of NewState common stock. Two trusts established for the benefit of Mr. Kim's two other children each directly own 1,680,000 shares of NewState common stock.

(5)  Mr. Kim established this trust for the benefit of his daughter, Amy J. Kim. His spouse, Misoo Kim, is the trustee. Mr. Kim is the direct beneficial owner of 1,630,000 shares of NewState common stock and Mrs. Kim is the direct beneficial owner of 1,280,000 shares of NewState common stock. Two trusts established for the benefit of Mr. Kim's two other children each own 1,680,000 shares of NewState common stock.

(6)  Mr. Kim established this trust for the benefit of his daughter, Christine A. Kim. His spouse, Misoo Kim, is the trustee. Mr. Kim is the direct beneficial owner of 1,630,000 shares of NewState common stock and Mrs. Kim is the direct beneficial owner of 1,280,000 shares of NewState common stock. Two trusts established for the benefit of Mr. Kim's two other children each own 1,680,000 shares of NewState common stock.

PROPOSAL 1 – ELECTION OF DIRECTORS

        Under NewState’s Certificate of Incorporation and By-laws, the Board of Directors fixes the exact number of directors, with a maximum of 6 directors. The Board has fixed the number of directors at 3, effective December 20, 2001.

         Pursuant to NewState's By-laws, the directors of NewState are elected annually.

        Ernest B. Kim, Jin K. Kim, and Sun W. Young are each being nominated for one year terms extending to the 2002 annual meeting, If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected.

        The names of the nominees for election and certain information about each of them are set forth below.

Nominees for 2001 Annual Meeting

ERNEST B. KIM, 46. Mr. Kim is the founder of NewState Capital Co., Ltd., NewState's operating subsidiary in Korea. He is the primary decision maker for management. From December 1998 to the present, Mr. Kim has been the chairman of the board and the chief executive officer of NewState Capital, and from July 1999 to the present the chairman of the board and chief executive officer of NewState Holdings, Inc. From 1991 to 1998, Mr. Kim was the district manager for Massachusetts Mutual Financial Services, a financial consulting and planning firm.

JIN K. KIM, 43. From July 1999 until present, Mr. Kim has been a Vice President and Director of NewState Holdings, Inc. Mr. Kim was also elected Secretary of NewState Holdings, Inc. on May 1, 2000 by the Board of Directors. From 1996 to 1999, Mr. Kim was manager of mortgage originations at NewLife Financial Co., a licensed mortgage broker. From 1994 to 1996, Mr. Kim was a manager of export/import at Grace International, Inc., a general merchandise trading company.

SUN W. YOUNG, 51. Mr. Young has been a Director of NewState since July 1999. He also served as Secretary of NewState from July 1999 until January 2000. Mr. Young received his law degree from Hofstra University School of Law in 1989 and has been an attorney at law licensed in the States of New York and New Jersey since that time.

        No director of NewState Holdings, Inc. is also a director of any other company registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Recommendation and Vote Required on Proposal 1

         THE NEWSTATE HOLDINGS, INC. BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINATED SLATE OF DIRECTORS INCLUDED IN PROPOSAL 1.

        Directors will be elected by a plurality of the votes cast at the NewState annual meeting, whether in person or by proxy.

EXECUTIVE COMPENSATION

        The following table provides summary information for each of the last two fiscal years concerning cash and non-cash compensation paid to or accrued for Ernest B. Kim, NewState’s chief executive officer and president for the past two years. No compensation in excess of $100,000 was awarded to, earned by, or paid to any other executive officer of NewState during the fiscal years 2000 and 1999.

                                                      Summary Compensation Table
                                                      --------------------------

                                                                         Long Term Compensation
                                        Annual Compensation                     Awards
                                        -------------------              -----------------------
                                                                                                 Securities
                                                                              Restricted         Underlying          All Other
   Name and Principal                                                           Stock             Options/          Compensation
        Position                Year        Salary ($)      Bonus ($)          Award (s) $           SARs(#)              ($)
   ------------------           ----        ----------      ---------         ------------       ------------       ------------

Ernest B. Kim, Chairman,        2000        $302,887             -0-               -0-               -0-                  -0-
President & CEO                 1999        $532,881             -0-               -0-               -0-                  -0-

Employment Contracts

        On January 3, 2000, NewState Capital Co., Ltd. entered into an employment agreement with Kwang Yong Koh, Vice President and Chief Operating Officer of NewState Capital. This agreement obligates NewState Capital to pay Mr. Ko an annual salary of 56 million Korean Won (US$ 50,000), plus a 0.05% commission on the total amount of new mortgage originations per year received by the branch offices under Mr. Koh’s control and supervision. This agreement is terminable at will by NewState Capital.

INDEPENDENT PUBLIC ACCOUNTANTS

        NewState’s independent public accountants, Young Wha Corporation, the Ernst & Young International member firm in Korea, have audited the books and records of NewState, as well as the books and records of NewState Capital Co., Ltd., its operating subsidiary in Korea, for the fiscal years ending March 31, 2001 and 2000, respectively. Selection of NewState’s independent public accountants for the 2001 fiscal year will be made by the Board of Directors subsequent to the annual meeting.

        Young Wha has advised NewState that one or more representatives from Ernst & Young LLP in New York will be present at the annual meeting to make a statement if they so desire and to respond to appropriate questions.

        NewState dismissed its prior independent auditors, Arthur Andersen LLP, effective March 23, 2000. On that date NewState appointed Young Wha as its independent auditors. These actions were approved by the Board of Directors of NewState on March 23, 2000. The dismissal resulted from a mutual agreement between Arthur Andersen LLP and NewState.

        NewState selected and approved Young Wha after an extensive evaluation process initiated by NewState’s Board of Directors. NewState had not sought the advice of Young Wha on specific audit or accounting issues relating to its financial statements prior to engagement of that firm.

        The report of Arthur Andersen LLP on NewState’s financial statements for the years ended December 31, 1998 and 1997 were modified due to substantial doubt about NewState’s ability to continue as a going concern.

        In connection with the audits of NewState’s financial statements for the two most recent fiscal years and through March 28, 2000, there had been no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on NewState’s financial statements for such years.

OTHER MATTERS

        The Board of Directors is not aware of any other matters that may come before the annual meeting. However, in the event such other matters come before that meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

        Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it to NewState in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

ERNEST B. KIM
By:_________________________________
Ernest B. Kim, Chairman, President and Chief Executive Officer

New York, New York
November 20, 2001

NEWSTATE HOLDINGS, INC.

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS

Thursday, December 20, 2001

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints JIN K. KIM and SUN W. YOUNG and each of them, as Proxy, each with full power of substitution, to vote all of the stock of NewState Holdings, Inc. standing in the undersigned's name at the annual meeting of stockholders of NewState Holdings, Inc. to be held at the offices of Pitney, Hardin, Kipp & Szuch LLP, 711 Third Avenue, New York, New York 10017 on Thursday, December 20, 2001 at 10:00 a.m. local time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

        This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the election of the 4 nominees for director listed in the Proxy Statement.

        Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

(see reverse side)

1.

ELECTION OF 3 DIRECTORS
Management Recommends a Vote FOR the Nominees Listed Below

/     /
FOR the nominees listed below (except as marked to the contrary below):

/     /
FOR ALL nominees except:_______________________________________________________

(Instructions:  To withhold  authority
to vote for any individual nominee(s) write that
nominee's name on the above line.)

/     /
WITHHOLD AUTHORITY tto vote for all nominees listed below

Ernest B. Kim, Jin K. Kim, and Sun W. Young

2.

In their discretion, upon such other matters as may
properly come before the meeting.

Dated: _________________, 2001

_________________________________

Signature

_________________________________

Signature

(Please sign exactly as
your name appears. When signing as an executor,
administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

PLEASE DATE, SIGN AND RETURN PROMPTLY
IN THE ENVELOPE PROVIDED